UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2011

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders

Castle Brands Inc. (the “Company”) held its 2010/2011 annual meeting of shareholders on September 12, 2011.

A total of 70,728,475 shares of common stock and 10% Series A Convertible Preferred Stock (on an as-converted basis) were present or represented at the meeting, constituting a quorum.

Election of Directors

The following nominees were elected to serve as directors, each to hold office until his or her successor is elected and qualified, by the following vote:

NOMINEE	FOR	WITHHELD
Mark Andrews	56,916,260	499,979
John F. Beaudette	56,962,136	454,103
Henry C. Beinstein	57,293,694	122,545
Harvey P. Eisen	57,293,672	122,567
Phillip Frost, M.D.	56,960,866	455,373
Glenn L. Halpryn	57,294,372	121,867
Richard J. Lampen	56,961,066	455,173
Micaela Pallini	56,947,773	468,466
Steven D. Rubin	56,961,066	455,173
Dennis Scholl	57,295,464	120,775

Issuance of Common Stock in Excess of 19.99% of Outstanding Shares

The vote to approve the issuance of securities convertible into the Company’s common stock that, in the aggregate, exceed 19.99% of the Company’s outstanding shares of common stock in connection with the Company’s June 2011 financing transaction was as follows:

FOR 56,234,976	AGAINST 716,171	ABSTAIN 465,092	BROKER NON-VOTES 13,312,236

Issuance of 10% Series A Convertible Preferred Stock and Warrants to Affiliate Investors

The vote to approve the issuance of 10% Series A Convertible Preferred Stock and warrants to purchase the Company’s common stock to affiliate investors in connection with the Company’s June 2011 financing transaction was as follows:

FOR 56,221,913	AGAINST 730,934	ABSTAIN 463,392	BROKER NON-VOTES 13,312,236

Ratification of Appointment of EisnerAmper LLP as Independent Registered Public Accounting Firm

The vote on the ratification of the appointment of the independent registered public accounting firm for fiscal 2012 was as follows:

FOR 70,411,665	AGAINST 208,944	ABSTAIN 107,866

Item 8.01.  Other Events.

On September 13, 2011 the Company received a notice from the NYSE Amex LLC (“NYSE Amex”) indicating that the Company has regained compliance with the NYSE Amex continued listing standards by holding its annual shareholders’ meeting on September 12, 2011.

On September 14, 2011 the Company issued a press release announcing that it has regained compliance with the NYSE Amex continued listing standards. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by the Company on September 14, 2011.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

September 14, 2011	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President,CFO, Treasurer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company on September 14, 2011